                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: June 8, 1999
                    Capita Equipment Receivables Trust 1997-1

         A New York           Commission File           I.R.S. Employer
         Corporation           NO. 333-34793            No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Item. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                          June 8, 1999                             Payment Date:            June 15, 1999
Collection Period:                           May 31, 1999

I.    Information Regarding the Contracts

    1.  Contract Pool Principal Balance
        a.       Beginning of Collection Period                                        $ 599,027,384.51
        b.       End of Collection Period                                              $ 576,388,773.01
        c.       Reduction for Collection Period                                       $  22,638,611.49
    2.  Delinquent Scheduled Payments
        a.       Beginning of Collection Period                                        $  11,103,612.03
        b.       End of Collection Period                                              $  12,066,093.09
    3.  Liquidated Contracts
        a.       Number of Liquidated Contracts
                 with respect to Collection Period                                                  249
                                                                                         --------------
        b.       Required Payoff Amounts of Liquidated Contracts                       $   2,327,482.52
        c.       Total Reserve for Liquidation Expenses                                $             --
        d.       Total Liquidation Proceeds Received                                   $      48,977.05
        e.       Liquidation Proceeds Allocated to Owner Trust                         $      46,519.19
        f.       Liquidation Proceeds Allocated to Depositor                           $       2,457.86
        g.       Current Realized Losses                                               $   2,280,963.33
    4.  Prepaid Contacts
        a.       Number of Prepaid Contracts with respect
                 to Collection Period                                                               218
                                                                                         --------------
        b.       Required Payoff Amounts of Prepaid Contracts                          $   1,371,072.34
    5.  Purchased Contracts (by TCC)
        a.       Number of Contracts Purchased by TCC with
                 respect to Collection Period                                                         0
                                                                                         --------------
        b.       Required Payoff Amounts of Purchased Contracts                        $             --

6. Delinquency Status of Contracts (End of Collection Period)

                       -----------------------------------------------------------------------
                                                                            % of Aggregate
                         Number of         % of      Aggregate Required     Required Payoff
                         Contracts      Contracts      Payoff Amounts           Amounts
                       -----------------------------------------------------------------------
a.       Current          52,954          89.81%      $ 525,920,916.31          89.37%
b.       31-60 days        2,905           4.93%      $  33,970,800.93           5.77%
c.       61-90 days        1,323           2.24%      $  13,934,721.01           2.37%
d.       91-120 days         722           1.22%      $   6,483,312.52           1.10%
e.       120+ days         1,055           1.79%      $   8,145,115.33           1.38%
f.       Total            58,959         100.00%      $ 588,454,866.10         100.00%


7.  Historical Delinquency Experience with Respect to Contracts

---------------------------------------------------------------------------------------------------------------
                        % of                      % of                    % of                  % of
                       Aggregate                Aggregate               Aggregate              Aggregate
                    Required Payoff          Required Payoff         Required Payoff        Required Payoff
                        Amounts                  Amounts                 Amounts                Amounts
Collection
   Periods        31-60 Days Past Due      61-90 Days Past Due     91-120 Days Past Due   120+ Days Past Due
---------------------------------------------------------------------------------------------------------------

     05/31/99            5.77%                    2.37%                   1.10%                  1.38%
     04/30/99            5.01%                    2.11%                   0.86%                  1.09%
     03/31/99            5.41%                    2.06%                   0.92%                  1.15%
     02/28/99            5.60%                    2.08%                   1.15%                  1.24%
     01/31/99            5.46%                    2.19%                   0.94%                  1.11%
     12/31/98            5.26%                    1.86%                   0.90%                  0.93%
     11/30/98            5.07%                    1.66%                   0.78%                  0.88%
     10/31/98            3.93%                    1.32%                   0.66%                  0.98%
     09/30/98            3.98%                    1.18%                   0.62%                  0.94%
     08/31/98            3.34%                    1.23%                   0.53%                  0.60%
     07/31/98            3.28%                    1.12%                   0.52%                  0.85%
     06/30/98            2.76%                    1.14%                   0.58%                  0.81%
     05/31/98            3.63%                    1.12%                   0.61%                  0.75%
     04/30/98            3.46%                    1.03%                   0.63%                  0.69%
     03/31/98            3.30%                    1.26%                   0.51%                  0.63%
      2/28/98            6.09%                    1.42%                   0.59%                  0.52%
      1/31/98            3.34%                    0.96%                   0.41%                  0.26%
     12/31/97            3.17%                    0.86%                   0.36%                  0.01%
     11/30/97            2.89%                    0.49%                   0.00%                  0.00%


8.  Historical Loss Experience With Respect to Contracts

                                           --------------------------------------------------------------------------------------
                                               Collection        3 Collection      6 Collection Periods    Cumulative Since
                                                 Period         Periods Ending            Ending             Cut-off Date
                                                 May-99             May-99                May-99
                                           --------------------------------------------------------------------------------------
a.       Number of Liquidated Contracts            249               829                  1,514                  4,066
b.       Number of Liquidated
         Contracts as a Percentage
         of Initial Contracts                    0.329%             1.096%                2.001%                5.375%
c.       Required Payoff Amounts of
         Liquidated Contracts                 2,327,482.52       9,319,061.56         15,725,461.53          41,553,239.47
d.       Liquidation Proceeds Allocated
         to Owner Trust                         46,519.19        1,054,615.65          2,566,343.57          5,759,425.46
e.       Aggregate Current Realized
         Losses                               2,280,963.33       8,264,445.91         13,159,117.96          35,793,814.01
f.       Aggregate Current Realized
         Losses as a Percentage of
         Cut-off Date Contract Pool
         Principal Balance                       0.199%             0.721%                1.147%                3.121%

II.   Information Regarding the Securities

1.  Summary of Balance Information

        --------------------------------------------------------------------------------------------------------------------------
                                         Principal Balance as of  Class Factor as of  Principal Balance as of  Class Factor as of
               Class          Coupon          June 15, 1999         June 15, 1999          May 17, 1999           May 17, 1999
                               Rate            Payment Date          Payment Date          Payment Date           Payment Date
        --------------------------------------------------------------------------------------------------------------------------
    a.  Class A-1 Notes      5.790000%                 $0.00           0.00000                      $0.00            0.00000
    b.  Class A-2 Notes      6.030000%        $22,199,954.92           0.08810            $ 41,695,408.81            0.16546
    c.  Class A-3 Notes      6.120000%       $153,000,000.00           1.00000            $153,000,000.00            1.00000
    d.  Class A-4 Notes      6.190000%       $261,210,000.00           1.00000            $261,210,000.00            1.00000
    e.  Class A-5 Notes      5.027500%        $48,814,911.18           0.46490            $ 50,995,587.49            0.48567
    f.  Class B Notes        6.450000%        $68,820,000.00           1.00000            $ 68,820,000.00            1.00000
    g.  Class C Notes
        (Quarterly Paying)   6.480000%        $34,410,000.00           1.00000            $34,410,000.00             1.00000
    h.  Total                  N.A.          $588,454,866.10           0.51307            $610,130,996.30            0.53196


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $588,454,866.10 and the CCA Balance is $60,318,112.79.



 2.  Monthly Principal Amount
     a.       Principal Balance of Notes
              (End of Prior Collection Period)                                                     $       610,130,996.30
     b.       Contract Pool Principal Balance (End of Collection Period)                           $       576,388,773.01
     c.       Monthly Principal Amount                                                             $        33,742,223.28
 3.  Gross Collections
     a.       Scheduled Payments Received                                                          $        22,251,150.26
     b.       Liquidation Proceeds Allocated to Owner Trust                                        $            46,519.19
     c.       Required Payoff Amounts of Prepaid Contracts                                         $         1,371,072.34
     d.       Required Payoff Amounts of Purchased Contracts                                       $                   --
     e.       Proceeds of Clean-up Call                                                            $                   --
     f.       Investment Earnings on Collection, Note Distribution and Class C Funding Accounts    $            87,623.95
     g.       Extension Fees Allocated to Owner Trust                                              $              (525.06)
     h.       Total Gross Collections (sum of (a) through (g))                                     $        23,755,840.68
 4.  Determination of Available Funds
     a.       Total Gross Collections                                                              $        23,755,840.68
     b.       Withdrawal from Cash Collateral Account                                              $         1,702,827.58
     c.       Total Available Funds                                                                $        25,458,668.26
 5.  Class A-5 Swap
     a.       Payment Details
              1- Class A-5 Assumed Fixed Rate                                                                    6.250000%
              2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                                 0.0833333
              3- Class A-5 Interest Rate (Libor + .125%)                                                         5.027500%
              4- Class A-5 Interest Rate Day Count(Actual/360)                                                  0.0805556
              5- Class A-5 Principal Amount                                                        $        50,995,587.49
     b.       Net Payment Calculation
              1- Class A-5 Assumed Fixed Payment                                                   $           265,602.02
              2- Class A-5  Interest Payment                                                       $           206,528.59
              3- Net Class A-5 Swap Payment From/(To) the Trust                                    $            59,073.43

 6.  Application of Available Funds

     ----------------------------------------------------------------------------------------------------
                      Item                                      Amount          Remaining Available Funds
     ----------------------------------------------------------------------------------------------------
     a.       Total Available Funds                                                        25,458,668.26
     b.       Servicing Fee                                       623,986.86               24,834,681.40
     c.       Interest on Notes:
              i)         Class A-1 Notes                                  --               24,834,681.40
              ii)        Class A-2 Notes                          209,519.43               24,625,161.97
              iii)       Class A-3 Notes                          780,300.00               23,844,861.97
              iv)        Class A-4 Notes                        1,347,408.25               22,497,453.72
              v)         Class A-5 Swap Net Settlement             59,073.43               22,438,380.29
              vi)        Class A-5 Notes                          206,528.59               22,231,851.70
              vii)       Class B Notes                            369,907.50               21,861,944.20
              vii)       Class C Funding Account                  185,814.00               21,676,130.20
     d.       Principal on Notes:
              i)         Class A-1 Notes                                  --               21,676,130.20
              ii)        Class A-2 Notes                       19,495,453.89                2,180,676.31
              iii)       Class A-3 Notes                                  --                2,180,676.31
              iv)        Class A-4 Notes                                  --                2,180,676.31
              v)         Class A-5 Notes                        2,180,676.31                        0.00
              vi)        Class B Notes                                  0.00                        0.00
              vii)       Class C Funding Account                        0.00                        0.00
     e.       Deposit to Cash
              Collateral Account                                        0.00                        0.00
     f.       Amount to be applied in
              accordance with CCA
              Loan Agreement                                            0.00                        0.00
     g.       Balance, if any, to Equity Certificates                   0.00                           0


7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

     Collection Period                                May-99
     Beginning Balance                                 0.00
     Principal Deposited                               0.00
     Interest Deposited                             185,814.00
                                                    ----------
     Total Amount Available for Distribution        185,814.00
     Amount Distributed                                0.00
                                                    ----------
     Ending Balance                                 185,814.00



8.  Quarterly Application of Available funds in the Class C Funding Account

    ----------------------------------------------------------------------------------------
             Item                                   Amount     Remaining Available Funds
    ----------------------------------------------------------------------------------------
    a.       Total Available Funds                                     185,814.00
    b.       Interest to Class C Note Holders        0.00              185,814.00
    c.       Principal to Class C Note Holders       0.00              185,814.00

III. Information Regarding the Cash Collateral Account

    1.  Balance Reconciliation

        -----------------------------------------------------------------------------------------------------
                                                                                          June 15, 1999
                                   Item                                                    Payment Date
        -----------------------------------------------------------------------------------------------------
        a.       Available Cash Collateral Amount (Beginning)                               $  62,020,940.37
        b.       Deposits to Cash Collateral Account (II.5(f))                              $             --
        c.       Withdrawals from Cash Collateral Account                                   $   1,702,827.58
        d.       Releases of Cash Collateral Account Surplus
                 (Excess, if any of (a) plus (b) minus (c) over (f))                        $             --
        e.       Available Cash Collateral Amount (End)
                 (Sum of (a) plus (b) minus (c) minus (d))                                  $  60,318,112.79
        f.       Requisite Cash Collateral Amount                                           $  61,059,138.79
        g.       Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))        $     741,026.00
    2.           Calculation of Requisite Cash Collateral Amount
        a.       For Payment Dates from, and including, the
                 December  1997 Payment Date  to,
                 and including, the December 1998 Payment Date
                 1) Initial Cash Collateral Amount                                          $  83,153,171.00
        b.       For Payment Dates from, and including, the
                 November 1998 Payment Date until
                  the Final Payment Date, the sum of
                 1) 8.5% of the Contract Pool Principal Balance                             $  48,993,045.71
                 2) The Aggregate Principal Balance of the Notes
                  and the Equity Certificate Balance less the
                  Contract Pool Principal Balance                                           $  12,066,093.09
                 3) Total ((1) plus (2))                                                    $  61,059,138.79
        c.       Floor equal to the lesser of
                 1) 2% of Cut-Off Date Contract Pool Principal
                  Balance ($22,938,806); and                                                $  22,938,806.00
                 2) the Aggregate Principal Balance of the Notes                            $ 588,454,866.10
        d.        Requisite Cash Collateral Amount                                          $  61,059,138.79

    3.           Calculation of Cash Collateral Account Withdrawals
        a.        Interest Shortfalls                                                       $             --
        b.        Principal Deficiency Amount                                               $   1,702,827.58
        c.        Principal Payable at Stated Maturity Date of
                   Class of Notes or Equity Certificates                                    $             --
        d.        Total Cash Collateral Account Withdrawals                                     1,702,827.58

IV.    Information Regarding Distributions on Securities

---------------------------------------------------------------------------------------------------------------
          Distribution           Class A-1         Class A-2              Class A-3             Class A-4
            Amounts                Notes             Notes                  Notes                 Notes
---------------------------------------------------------------------------------------------------------------
1. Interest Due                  $     --       $    209,519.43          $ 780,300.00         $ 1,347,408.25
2. Interest Paid                 $     --       $    209,519.43          $ 780,300.00         $ 1,347,408.25
3. Interest Shortfall
((1) minus (2))                  $     --       $            --          $         --         $           --
4. Principal Due                 $     --       $ 19,495,453.89          $         --         $           --
5. Principal Paid                $     --       $ 19,495,453.89          $         --         $           --
6. Total Distribution Amount
((2) plus (4))                   $     --       $ 19,704,973.33          $ 780,300.00         $ 1,347,408.25


-------------------------------------------------------------------------------------------------------
         Distribution            Class A-5            Class B           Class C
           Amounts                 Notes               Notes             Notes              Totals
-------------------------------------------------------------------------------------------------------
1. Interest Due                $   206,528.59      $ 369,907.50        $      --        $  2,913,663.77
2. Interest Paid               $   206,528.59      $ 369,907.50        $      --        $  2,913,663.77
3. Interest Shortfall
((1) minus (2))                $           --      $         --        $      --        $            --
4. Principal Due               $ 2,180,676.31      $         --        $      --        $ 21,676,130.20
5. Principal Paid              $ 2,180,676.31      $         --        $      --        $ 21,676,130.20
6. Total Distribution Amount
((2) plus (4))                 $ 2,387,204.89      $ 369,907.50        $      --        $ 24,589,793.97

V.      Information Regarding Other Pool Characteristics

        ----------------------------------------------------------------------------------------------
                                                            As of End of             As of End of
                       Item                                    May-99                  April-99
                                                          Collection Period       Collection Period
        ----------------------------------------------------------------------------------------------
    1.  Original Contract Characteristics
        a.       Original Number of Contracts                  75,651                    N.A.
        b.       Cut-Off Date Contract Pool
                 Principal Balance                         $1,146,940,285                N.A.
        c.       Original Weighted Average
                  Remaining Term (in months)                    46.6                     N.A.
        d.       Weighted Average Original Term
                 (in months)                                    53.7                     N.A.
    2.  Current Contract Characteristics
        a.       Number of Contracts                           58,959                   59,911
        b.       Average Contract Principal Balance            $9,776                   $9,999
        c.       Weighted Average Remaining Term                32.2                     32.9

VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule

--------------------------------------------------     ------------------------------------------------
Payment Date                        Since Issue        Payment Date                      Since Issue
  Period                                CPR              Period                              CPR
--------------------------------------------------     -------------------------------------------------
       1           December-97       -0.436%                 16            March-99        7.336%
       2            January-98        5.709%                 17            April-99        7.666%
       3           February-98        6.693%                 18             May-99         7.937%
       4             March-98         6.904%                 19             June-99        7.515%
       5             April-98         7.280%
       6              May-98          7.462%
       7             June-98          6.903%
       8             July-98          7.298%
       9            August-98         7.115%
      10           September-98       7.118%
      11            October-98        6.694%
      12           November-98        6.643%
      13           December-98        7.065%
      14            January-99        7.152%
      15           February-99        7.261%


VII. Purchased, Liquidated and Paid Contracts

     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

             The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing
      Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding
  Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T
   Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
        3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER
   CERTIFY the following report with respect to the Payment Date occurring on
                                 June 15, 1999.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                                   AT&T Capital Corporation

                                   Thomas G. Adams
                                   ---------------
                                   Thomas G. Adams
                                   Senior Vice President, Financial Reporting